PUTNAM
                                                     U.S.
                                                     GOVERNMENT
                                                     INCOME TRUST



                              [GRAPHIC OMITTED:
                                  art work]





ANNUAL REPORT
September 30, 1995




                                  [LOGO:
                          BOSTON- LONDON - TOKYO]

PERFORMANCE HIGHLIGHTS

o "One of the largest funds in the Government-Mortgage peer group, Putnam U.S. Government Income Trust has also been one of its most consistent performers. Over the long term, the fund has provided above-average yields and total returns while keeping price volatility at a controlled level."
   -- The Value Line Mutual Fund Survey, October 3, 1995

   -----------------------------------------------------------------------------
    FISCAL 1995 RESULTS AT A GLANCE
   -----------------------------------------------------------------------------
                                    CLASS A           CLASS B          CLASS M
    TOTAL RETURN                 NAV      POP      NAV     CDSC     NAV     POP
   -----------------------------------------------------------------------------
    (change in value during
    period plus reinvested
    distributions)
    12 months ended 9/30/95    12.62%    7.24%   11.82%    6.82%     --      --
    Life of class M               --       --       --       --   10.54%   6.97%

    SHARE VALUE                  NAV      POP      NAV              NAV     POP
   -----------------------------------------------------------------------------
    9/30/94                   $12.37   $12.99   $12.33               --      --
    2/6/95 (inception             --       --       --           $12.29  $12.70
    of class M shares)
    9/30/95                    12.95    13.60    12.91            12.96   13.40

                                                        RETURN OF
    DISTRIBUTIONS               NO.     INCOME           CAPITAL(3)       TOTAL
   -----------------------------------------------------------------------------
    Class A                     12      $0.832            $0.080         $0.912
    Class B                     12       0.747             0.072          0.819
    Class M                      8       0.544             0.053          0.597

    CURRENT RETURN               NAV      POP      NAV              NAV     POP
   -----------------------------------------------------------------------------
    End of period
    Current dividend rate(1)    7.04%    6.71%    6.41%            6.85%   6.63%
    Current 30-day SEC yield(2) 6.48     6.17     5.73             6.07    5.86
   -----------------------------------------------------------------------------

   Performance data above represent past results and are not indicative of future performance. For performance over longer periods, see pages 8 and 9. POP assumes 4.75% maximum sales charge for class A and 3.25% for class M shares. CDSC assumes 5% maximum contingent deferred sales charge. (1)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2)Based on investment income calculated using SEC guidelines.
   (3)For an explanation, see page 22.

FROM THE CHAIRMAN

                                                           [GRAPHIC OMITTED:
                                                               Photo of
                                                            George Putnam]
                                                           (C) Karsh, Ottawa

Dear Shareholder:

Putnam U.S. Government Income Trust ends one fiscal year and begins another in one of the most vibrant bond markets in years. During the past year, inflation peaked at 3%, a lower level than in the mid-1980s. With modest economic growth, it could continue to fall, making real yields even more attractive than they are now. All in all, this is an ideal environment for financial assets.

Nevertheless, the fund's management team expects some anxiety to persist over the near term as investors await clearer economic and interest rate trends and progress in Washington toward reducing the federal budget deficit. In the team's view, most of the uncertainties over the economy and interest rates will soon ease and some budget cuts will be forthcoming. Progress on either front should help sustain the bond market's rise.

It is in this setting that the management team looks at your fund's fiscal 1995 performance and prospects for fiscal 1996.

Respectfully yours,

/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    November 15, 1995

REPORT FROM THE FUND MANAGERS
MICHAEL MARTINO, LEAD MANAGER
DIANE D.F. WHEELER

   Fueled by a dramatic rebound in fixed-income securities that began in November 1994, Putnam U.S. Government Income Trust generated solid total returns in fiscal 1995. For the 12 months ended September 30, 1995, your fund's class A shares returned 12.62% at net asset value (NAV), while the total return for class B shares was 11.82% at NAV. These figures represent a significant recovery from fiscal 1994, when rising interest rates, brought about by above-average economic growth and the fear of inflation, restrained the bond market.

   While the bond market's renewed strength was the most important contributor to your fund's recovery, specific components of our investment strategy were also instrumental in improving performance. Throughout the period, as the markets for Treasuries and mortgage-backed securities fluctuated, we continually adjusted the portfolio's allocations to these securities to reap the greatest benefit for your fund. In addition, we positioned Treasury holdings to capitalize on the price appreciation that resulted from falling interest rates.

o  THE FIXED-INCOME MARKET'S RALLY CONTINUES

   Toward the end of calendar 1994, as the dramatic bond-market decline began to ease, investors began to migrate back to bonds. They were attracted by the environment of high bond yields and low prices, as well as by indications of slowing economic growth and benign inflation. As demand for fixed-income securities increased, the yield on the 30-year Treasury bond gradually declined from 8.15% in November to 6.51% on September 30, 1995. At the same time, bond prices, which move in the opposite direction of yields, rallied considerably in all domestic market sectors.

   Currently, leading indicators suggest that the economy continues to expand only moderately, at a 2.5% annual pace. This growth rate, considered productive but noninflationary, is the pace the Federal Reserve Board has tried to achieve since earlier this year by manipulating short-term interest rates. Indeed, as the Fed has guided the economy toward this rate of growth, inflation has remained under control.

   The ongoing Congressional budget negotiation is an additional economic variable that may influence the near-term environment for fixed-income securities. If Congress is able to agree on a budget that cuts spending to reduce the government's annual deficit, the outlook for bonds may remain healthy. Although there can be no assurances, reduced government spending has the potential to benefit fixed-income markets. Such a measure may slow the economy further and prompt the Fed to cut short-term interest rates again. This, in turn, may ignite another bond-market rally. In addition, reduced spending may decrease the government's need to borrow money. As a result, the government may issue fewer bonds, and, if demand for government bonds remains steady, the values of existing bonds would likely increase.

o  GNMA SECURITIES: LOWER COUPON BONDS PROTECT PORTFOLIO VALUE

   In fiscal 1994, the fund reaped substantial benefits from the undervalued Government National Mortgage Association (GNMA) market


[GRAPHIC OMITTED: horizontal bar chart GNMA COUPON ALLOCATION* showing:
 GNMA coupon       % of total GNMA allocation
 -----------       --------------------------
  6.0%-6.9%                    15.4%
  7.0%-7.9%                    39.7%
  8.0%-8.9%                    26.4%
  9.0%-9.9%                    14.2%
 10.0% and above                4.3%
 Footnote reads:
 *Based on net assets as of 9/30/95. This chart illustrates that a majority of the fund's GNMA holdings have coupons below 8%. The fund's management has chosen this strategy to protect against mortgage prepayments in the event that interest rates continue to decline.
  GNMA allocations will vary over time.]

   as we allocated more than 90% of the portfolio to GNMAs at times, and by holding high-coupon GNMAs (those with relatively high interest rates) that performed well as interest rates rose. This trend continued until earlier this year, when interest rates began to decline.

   As interest rates fell, higher-coupon GNMAs became more vulnerable to mortgage prepayment. Prepayments typically accelerate as falling long-term rates diminish the value of mortgage-backed securities and mortgage holders rush to refinance. In response to this, we have shifted the fund's GNMA holdings primarily into bonds with coupons below 8%, while many GNMAs available in the market continue to offer coupons of 8% and above.

   In an environment of declining interest rates, lower coupons offer a degree of protection against prepayment risk. Logically, the lower the interest rate on a mortgage, the less likely it is that the mortgage holder will refinance. Going forward, if interest rates continue to decline, we may shift our GNMA holdings to those with even lower coupons in an effort to minimize the fund's prepayment risk.

o  PORTFOLIO DURATION EXTENDED TO TAKE ADVANTAGE OF RATE ENVIRONMENT

   Early in the fund's fiscal year, we kept the portfolio's duration relatively short to protect the fund's value as long-term interest rates continued to climb. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years.

   As economic growth moderated in recent months, investors abandoned their fear of inflation, a fear that had taken root while the economy boomed in 1994, and long-term interest rates began to decline. At the same time, we extended the portfolio's duration -- from 4.46 years on March 31 to 4.95 years on September 30 -- in order to capitalize on the interest-rate decline. Because bond prices rise as interest rates decline, the portfolio's longer duration enabled the fund to derive greater benefit from falling long-term rates. If interest rates continue to drop, as we anticipate, the port-

[GRAPHIC OMITTED: vertical bar chart PORTFOLIO ALLOCATIONS*
 3 white bars represent Mortgage-related securities (see below: "M-RS")
 3 gray bars represent U.S. Treasury securities (see below: "USTS")
 3 black bars represent Cash and short-term investments (see below: "Cash")
    Date            M-RS      USTS      Cash
   -------          ----      ----      ----
   9/30/94          88.2%     16.5%     0.6%
   3/31/95          84.9      11.1      5.6
   9/30/95          81.3      18.9      5.7
 Footnote reads:
 *Based on net assets as of the indicated date. Holdings will vary over time.]


   folio's longer duration may continue to boost performance, although there can be no assurances. However, with such a strategy, an increase in interest rates could adversely affect the fund.

o  A FUND FOR THE LONG TERM

   Our objective for the fund is to deliver attractive income that corresponds with the portfolio's earnings and relatively low share price volatility over the long term. Investors in this fund should have an investment horizon of at least three years in order to allow the fund to benefit from economic activity through an entire interest-rate cycle. As each cycle progresses, we will continue to monitor interest-rate trends and price relationships among government bond sectors in order to add value to the portfolio.

   The views expressed in this report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future. Mortgage-backed securities are subject to prepayment risk, which is the risk that the investor's principal will be returned in full at some point earlier or later than the security's stated maturity date. Such prepayment may cause an investor's actual rate of return to differ from the expected rate of return. The yield and value of fund shares are neither insured nor guaranteed, and will fluctuate.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund's investment strategy. Putnam U.S. Government Income Trust is designed for investors seeking current income consistent with capital preservation. The fund primarily invests in securities backed by the full faith and credit of the United States government, and in repurchase agreements and forward commitments with respect to these securities.

TOTAL RETURN FOR PERIODS ENDED 9/30/95

                            CLASS A               CLASS B              CLASS M
                          NAV    POP            NAV   CDSC           NAV    POP
--------------------------------------------------------------------------------
1 year                  12.62%   7.24%        11.82%  6.82%           --     --
--------------------------------------------------------------------------------
5 years                 44.30   37.49            --      --           --     --
Annual average           7.61    6.58            --      --           --     --
--------------------------------------------------------------------------------
10 years               121.67  111.12            --      --           --     --
Annual average           8.29    7.76            --      --           --     --
--------------------------------------------------------------------------------
Life of class B            --      --         19.98   17.14           --     --
Annual average             --      --          5.45    4.72           --     --
--------------------------------------------------------------------------------
Life of class M                                  --      --        10.54%  6.97%
--------------------------------------------------------------------------------

COMPARATIVE INDEXES AND BENCHMARKS

                                         LEHMAN BROS.                  CONSUMER
                                      MORTGAGE BACKED                     PRICE
                                     SECURITIES INDEX                     INDEX
--------------------------------------------------------------------------------
1 year                                          13.53%                     2.54%
--------------------------------------------------------------------------------
5 years                                         54.43                     15.45
Annual average                                   9.08                      2.91
--------------------------------------------------------------------------------
10 years                                       161.40                     41.46
Annual average                                  10.09                      3.53
--------------------------------------------------------------------------------
Life of class B                                 26.97                      9.82
Annual average                                   7.24                      2.77
--------------------------------------------------------------------------------
Life of class M                                 10.68                      1.93
--------------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. The fund began investment operations on 2/8/84, offering shares now known as class A. Effective 4/27/92, the fund began investment operations for class B shares and on 2/6/95, class M shares. Performance data represent past results and will differ for each share class. Investment returns and principal value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

[GRAPHIC OMITTED: line chart GROWTH OF A $10,000 INVESTMENT
 Legend reads:
  Cumulative total return of a $10,000 investment since 9/30/85
Y-axis reads (top to bottom) $25,000 to 10,500 in $5,000 decrements
X-axis reads (left to right) 9/85 through 9/95 in one year increments
A solid black line represents Lehman Bros. Mortgage-backed Securities Index, ranging from $10,000 to $26,140 (see plot points below: "Lehman M-BSI")
A solid white line represents Fund's class A shares at POP, ranging from
  $9,525 to $21,112) see plot points below: "Shares at POP")
A solid gray line represents Consumer Price Index, ranging from
  $10,000 to $14,146 (see plot points below: "CPI")
 Date          Lehman M-BSI      Shares at POP           CPI
 ----          ------------      -------------         -------
 9/85            $10,000            $ 9,525            $10,000
 9/86             11,824             10,638             10,175
 9/87             12,114             10,948             10,619
 9/88             13,389             12,292             11,062
 9/89             15,431             13,478             11,542
 9/90             16,926             14,629             12,253
 9/91             19,687             16,545             12,669
 9/92             21,839             18,185             13,047
 9/93             23,290             19,195             13,398
 9/94             23,024             18,745             13,795
 9/95             26,140             21,112             14,146
Caption reads:
 Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 4/27/92 would have been valued at $11,998 on 9/30/95 ($11,714 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 2/6/95 would have been valued at $11,054 on 9/30/95 ($10,697 at maximum POP).]


TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged list of GNMA bonds. This index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

REPORT OF INDEPENDENT ACCOUNTANTS
For the year ended September 30, 1995

To the Trustees and Shareholders of
Putnam U.S. Government Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust, including the portfolio of investments owned, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                  Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 16, 1995

PORTFOLIO OF INVESTMENTS OWNED
September 30, 1995

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (100.2%)*
PRINCIPAL AMOUNT                                                                  VALUE

U.S. AGENCY MORTGAGE PASS-THROUGHS (81.3%)
---------------------------------------------------------------------------------------
               Government National Mortgage Association
$    290,206   16s, with various due dates to December 15, 2011          $      332,104
     546,000   15s, with various due dates to March 15, 2013                    622,781
     377,198   14s, with various due dates to January 20, 2015                  417,548
   1,731,970   13 1/2s, with various due dates to June 20, 2015               1,912,744
   1,723,718   13s, with various due dates to October 20, 2015                1,906,944
   1,063,809   12 1/2s, with various due dates to November 20, 2015           1,182,158
     813,968   12s, with various due dates to November 20, 2015                 897,400
   5,289,788   11 1/2s, with various due dates to October 15, 2019            5,951,322
   3,938,445   11s, with various due dates to May 20, 2019                    4,317,520
     110,228   11s, Midgets, with various due dates to July 15, 2000            116,248
     305,559   10 7/8s, February 15, 2010                                       338,216
  44,246,152   10 1/2s, with various due dates to September 15, 2021         48,966,691
   7,288,108   10 1/2s, Midgets, with various due dates to
               February 15, 2001                                              7,659,346
  65,218,277   10s, with various due dates to January 20, 2021               71,253,106
 165,283,953   9 1/2s, with various due dates to March 15, 2023             178,714,518
  37,503,423   9 1/2s, Midgets, with various due dates to
               July 15, 2007                                                 39,378,594
 217,052,016   9s, with various due dates to January 15, 2025               247,943,975
   5,981,282   9s, Project Loans, with various due dates to
               June 15, 2021                                                  6,265,393
  56,277,119   9s, Midgets, with various due dates to June 15, 2009          55,454,502
   4,976,933   8.58s, Project Loans, with various due dates to
               July 15, 2024                                                  5,113,799
   5,806,105   8 1/2s, Project Loans, March 15, 2027                          6,049,236
 332,941,981   8 1/2s , with various due dates to June 15, 2025             349,434,039
  24,192,972   8 1/2s, Midgets, with various due dates to
               April 15, 2008                                                25,236,294
  70,914,756   8s, Midgets, with various due dates to
               October 15, 2009                                              73,219,486
 509,419,648   8s, with various due dates to December 15, 2024              525,693,107
 859,541,922   7 1/2s, with various due dates to September 15, 2025         869,335,238
 618,649,256   7s, with various due dates to September 15, 2025             611,689,453
 296,296,675   6 1/2s, with various due dates to September 15, 2025         286,338,727
 299,999,942   6 1/2s, TBA, October 14, 2025+++                             289,499,944
               Government National Mortgage Association
               Graduated Payment Mortgages
      93,424   15s, with various due dates to September 15, 2012                104,226
      78,195   13 3/4s, with various due dates to November 20, 2014              86,063
     321,271   13 1/2s, with various due dates to November 15, 2012             354,402
     255,092   13 1/4s, with various due dates to November 15, 2014             280,036
     140,671   13s, with various due dates to December 15, 2010                 154,650
   2,001,314   12 3/4s, with various due dates to June 15, 2015               2,219,658
     366,764   12 1/2s, with various due dates to June 15, 2010                 409,489
   2,568,213   12 1/4s, with various due dates to July 15, 2015               2,864,025
   2,949,374   11 1/4s, with various due dates to January 15, 2016            3,244,311
     614,741   10 3/4s, with various due dates to March 15, 2016                675,639
   1,616,388   10 1/4s, with various due dates to December 15, 2020           1,763,378

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
PRINCIPAL AMOUNT                                                                  VALUE

U.S. AGENCY MORTGAGE PASS-THROUGHS (continued)
---------------------------------------------------------------------------------------
$  2,378,905   10s, with various due dates to May 15, 2010               $    2,595,237
   2,694,256   9 1/4s, with various due dates to
               February 15, 2020                                              2,825,601
                                                                         --------------
                                                                         $3,732,817,148
U.S. TREASURY OBLIGATIONS (18.9%)
---------------------------------------------------------------------------------------
$100,000,000   U.S. Treasury Bonds 7 5/8s, February 15, 2025             $  113,234,000
 400,000,000   U.S. Treasury Bonds 6 7/8s August 15, 2025                   420,312,000
  30,000,000   U.S. Treasury Notes 6 3/4s, April 30, 2000                    30,848,400
 150,000,000   U.S. Treasury Notes 6 1/2s, August 15, 2005                  153,679,500
 150,000,000   U.S. Treasury Notes 6 1/4s, August 31, 2000                  151,429,500
                                                                         --------------
                                                                         $  869,503,400
---------------------------------------------------------------------------------------
               TOTAL U. S. GOVERNMENT AND AGENCY OBLIGATIONS
               (cost $ 4,547,185,751)                                    $4,602,320,548
---------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (5.7%)*
PRINCIPAL AMOUNT                                                                  VALUE
---------------------------------------------------------------------------------------
$100,000,000   U.S. Treasury Notes 5.27s, October 12, 1995               $   99,838,972
 162,326,000   Interest in $162,326,000 joint repurchase agreement
               dated September 29, 1995 with Goldman Sachs Inc.,
               due October 2, 1995 with respect to various
               U.S. Treasury obligations maturity value of
               $162,412,236 for an effective yield
               of 6.35%                                                     162,383,490
---------------------------------------------------------------------------------------
               TOTAL SHORT TERM INVESTMENTS (cost $262,222,462)          $  262,222,462
---------------------------------------------------------------------------------------
               TOTAL INVESTMENTS (cost $4,809,408,213)***                $4,864,543,010
---------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $4,592,743,712 which correspond to a net asset value per class A share, class B share, class Y share and class M share of $12.95, $12.91, $12.98, and $12.96 respectively.

+++ TBAs are mortgage backed securities traded under delayed delivery commitments settling after September 30, 1995. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. The cost of
    TBA purchases at September 30, 1995 is $289,546,875.

*** The aggregate identified cost on a tax cost basis is $4,826,083,671, resulting in gross unrealized appreciation and depreciation of $70,433,862 and $31,974,523, respectively, or net unrealized appreciation of $38,459,339.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS
--------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $4,809,408,213) (Note 1)                               $4,864,543,010
--------------------------------------------------------------------------------------
Cash                                                                               165
--------------------------------------------------------------------------------------
Interest receivable                                                         29,108,742
--------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                       2,991,675
--------------------------------------------------------------------------------------
Receivable for securities sold                                                 563,740
--------------------------------------------------------------------------------------
TOTAL ASSETS                                                             4,897,207,332

LIABILITIES
--------------------------------------------------------------------------------------
Payable for securities purchased                                           290,521,875
--------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                   4,263,013
--------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                 4,825,355
--------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                    3,207
--------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                   1,104,791
--------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                    13,213
--------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                       3,189,200
--------------------------------------------------------------------------------------
Other accrued expenses                                                         542,966
--------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                          304,463,620
--------------------------------------------------------------------------------------
NET ASSETS                                                              $4,592,743,712

REPRESENTED BY
--------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                         $4,889,310,265
--------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)         (351,701,350)
--------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                  55,134,797
--------------------------------------------------------------------------------------
TOTAL--REPRESENTING NET ASSETS APPLICABLE TO CAPITAL SHARES
OUTSTANDING                                                             $4,592,743,712

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
--------------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($2,903,015,706 divided by 224,179,246 shares)                                  $12.95
--------------------------------------------------------------------------------------
Offering price per share (100/95.25 of $12.95)*                                 $13.60
--------------------------------------------------------------------------------------
Net asset value and redemption price of class B shares
($1,643,922,941 divided by 127,355,016 shares)+                                 $12.91
--------------------------------------------------------------------------------------
Net asset value, offering price and redemption price of class Y
shares ($43,195,754 divided by 3,328,057 shares)                                $12.98
--------------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($2,609,311 divided by 201,328 shares)                                          $12.96
--------------------------------------------------------------------------------------
Offering price per share (100/96.75 of $12.96)*                                 $13.40
--------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended September 30, 1995

INTEREST INCOME                                                           $367,344,632
--------------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                            19,359,542
--------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                               9,306,360
--------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                              112,074
--------------------------------------------------------------------------------------
Reports to shareholders                                                        128,913
--------------------------------------------------------------------------------------
Auditing                                                                       247,304
--------------------------------------------------------------------------------------
Legal                                                                           53,270
--------------------------------------------------------------------------------------
Postage                                                                        773,827
--------------------------------------------------------------------------------------
Registration                                                                    12,765
--------------------------------------------------------------------------------------
Administrative services (Note 2)                                                55,625
--------------------------------------------------------------------------------------
Distribution fees--Class A--(Note 2)                                         7,474,206
--------------------------------------------------------------------------------------
Distribution fees--Class B--(Note 2)                                        16,418,379
--------------------------------------------------------------------------------------
Distribution fees--Class M--(Note 2)                                             2,834
--------------------------------------------------------------------------------------
Other expenses                                                                 133,881
--------------------------------------------------------------------------------------
TOTAL EXPENSES                                                              54,078,980
--------------------------------------------------------------------------------------
FEES PAID INDIRECTLY (Note 2)                                               (4,503,635)
--------------------------------------------------------------------------------------
NET EXPENSES                                                                49,575,345
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      317,769,287
--------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                           (99,396,679)
--------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                 316,729,443
--------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS TRANSACTIONS                                       217,332,764
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $535,102,051
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED SEPTEMBER 30
                                                            1995             1994
--------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
--------------------------------------------------------------------------------------
OPERATIONS:
--------------------------------------------------------------------------------------
Net investment income                                 $  317,769,287    $ 420,237,452
--------------------------------------------------------------------------------------
Net realized loss on investments                         (99,396,679)     (356,267,400)
--------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                           316,729,443      (222,925,105)
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                          535,102,051      (158,955,053)
--------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------
From net investment income:
--------------------------------------------------------------------------------------
    Class A                                             (199,250,498)     (225,599,421)
--------------------------------------------------------------------------------------
    Class B                                              (98,392,028)     (105,397,633)
--------------------------------------------------------------------------------------
    Class Y                                               (1,724,058)         (192,090)
--------------------------------------------------------------------------------------
    Class M                                                  (29,669)               --
--------------------------------------------------------------------------------------
Return of capital (Note 1)
--------------------------------------------------------------------------------------
    Class A                                              (19,291,284)      (64,372,323)
--------------------------------------------------------------------------------------
    Class B                                               (9,526,242)      (30,074,059)
--------------------------------------------------------------------------------------
    Class Y                                                 (166,922)          (54,811)
--------------------------------------------------------------------------------------
    Class M                                                   (2,873)               --
--------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)       (599,626,772)   (1,459,402,210)
--------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                            (392,908,295)   (2,044,047,600)

NET ASSETS
--------------------------------------------------------------------------------------
Beginning of period                                    4,985,652,007     7,029,699,607
--------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of $0 and $0,
respectively)                                         $4,592,743,712    $4,985,652,007
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                         FEBRUARY 6, 1995                 APRIL 11, 1994
                               (COMMENCE-                     (COMMENCE-
                                  MENT OF                        MENT OF
                           OPERATIONS) TO    YEAR ENDED   OPERATIONS) TO
                             SEPTEMBER 30  SEPTEMBER 30     SEPTEMBER 30
---------------------------------------------------------------------------
                                     1995          1995             1994
---------------------------------------------------------------------------
                                  CLASS M                 CLASS Y
---------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                $12.29        $12.38           $12.68
---------------------------------------------------------------------------
INVESTMENT OPERATIONS
---------------------------------------------------------------------------
Net investment income                 .61           .90              .39
---------------------------------------------------------------------------
Net realized and
unrealized gain (loss)
on investments                        .66           .64             (.30)
---------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                           1.27          1.54              .09
---------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS:
---------------------------------------------------------------------------
From net investment
income                               (.55)         (.86)            (.30)
---------------------------------------------------------------------------
From net realized
gain on investments                    --            --               --
---------------------------------------------------------------------------
Return of capital (a)                (.05)         (.08)            (.09)
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  (.60)         (.94)            (.39)
---------------------------------------------------------------------------
NET ASSET VALUE,
END OF PERIOD                      $12.96        $12.98           $12.38
---------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
AT NET ASSET VALUE (%)(b)           10.54(c)      13.07              .11(c)
---------------------------------------------------------------------------
NET ASSETS, END OF
PERIOD (in thousands)              $2,609        $43,196         $19,337
---------------------------------------------------------------------------
Ratio of expenses
to average net
assets (%) (d)                        .79(c)        .65              .29(c)
---------------------------------------------------------------------------
Ratio of net investment
income to average
net assets (%)                       4.14(c)       7.16             3.63(c)
---------------------------------------------------------------------------
Portfolio turnover (%)             195.45        195.45              209
---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS [continued]
(For a share outstanding throughout the period) [continued]

                                                        APRIL 27, 1992
                                                            (COMMENCE-
                                                               MENT OF
                                      YEAR ENDED        OPERATIONS) TO
                                    SEPTEMBER 30          SEPTEMBER 30                   YEAR ENDED SEPTEMBER 30
------------------------------------------------------------------------------------------------------------------------------------
                               1995        1994        1993      1992+         1995        1994        1993        1992        1991
------------------------------------------------------------------------------------------------------------------------------------
                                               CLASS B                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD          $12.33      $13.60      $13.93    $13.64        $12.37      $13.63      $13.96      $13.89      $13.51
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income           .79         .64        1.00       .48           .88         .69        1.10        1.19        1.34
------------------------------------------------------------------------------------------------------------------------------------
Net realized and
unrealized gain (loss)
on investments                  .61       (1.05)       (.35)      .28           .61       (1.00)       (.36)        .12         .35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                     1.40        (.41)        .65       .76          1.49        (.31)        .74        1.31        1.69
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
From net investment
income                         (.75)       (.67)       (.98)     (.47)         (.83)       (.74)      (1.07)      (1.21)      (1.31)
------------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments              --          --          --        --            --          --          --        (.03)         --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital (a)          (.07)       (.19)         --        --          (.08)       (.21)         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS            (.82)       (.86)       (.98)     (.47)         (.91)       (.95)      (1.07)      (1.24)      (1.31)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD               $12.91      $12.33      $13.60    $13.93        $12.95      $12.37      $13.63      $13.96      $13.89
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
AT NET ASSET VALUE (%)(b)     11.82       (3.16)       4.85      5.67(c)      12.62       (2.35)       5.55        9.92       13.10
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF
PERIOD (in thousands)    $1,643,923  $1,752,887  $2,232,219  $660,515    $2,903,016  $3,213,428  $4,797,481  $4,465,162  $2,540,541
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses
to average net
assets (%) (d)                 1.65        1.60        1.61       .77(c)        .90         .85         .88        1.01         .91
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets (%)                 6.33        6.55        7.11      3.10(c)       7.09        7.31        7.92        8.44        9.67
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)       195.45         209      295.88    293.36        195.45         209      295.88      293.36      118.96
------------------------------------------------------------------------------------------------------------------------------------



 +  Weighted average share method

(a) Distributions of capital for the year ended September 30, 1995 and September 30, 1994 have been calculated in accordance with
    Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains, and
    Return of Capital Distributions by Investment Companies." See Note 1.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not annualized.

(d) The ratio of expenses to average net assets for the year ended September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (see Note 2).

NOTES TO FINANCIAL STATEMENTS
September 30, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund's investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing exclusively in securities backed by the full faith and credit of the United States and in repurchase agreements and forward commitments with respect to those securities.

The fund offers class A, class B, class M and class Y shares. The fund commenced its public offering of class M shares on February 6, 1995. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay a distribution fee that is lower than class A shares. Class Y shares, which do not pay a front-end or contingent deferred sales charge, are generally subject to the same expenses as class A and class B shares, but do not bear a distribution fee. Class Y shares are sold only to defined contribution plans with an initial investment of $250 million in a combination of Putnam funds and other investments managed by Putnam. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law to be determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B TBA PURCHASE COMMITMENTS The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time if the fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

C JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

D REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

E SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

F FEDERAL TAXES It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At September 30, 1995, the fund had capital loss carryovers of approximately $277,035,906 available to offset future realized capital gains, if any. The amount of the carryovers and expiration dates are:

LOSS CARRYOVER             EXPIRATION
-------------------------------------
$  1,685,556       September 30, 1999
   9,296,752       September 30, 2002
 266,053,598       September 30, 2003
-------------------------------------

G DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of paydown gains and losses on mortgage backed securities, post-October loss deferrals and losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1995, the fund reclassified $18,373,034 to increase distributions in excess of net investment income and $18,373,034 to decrease accumulated net realized loss on investments.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million, and 0.38% of any amount over $1.5 billion.

The fund also reimburses the Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $5,320 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund are provided by the Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, Inc., a division of PFTC.

For the year ended September 30, 1995, fund expenses were reduced by $4,503,635 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A shares, class B shares and class M shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The plans provide for payment by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $318,140 and $2,533 from the sale of class A and class M shares, respectively, and $5,971,692 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions. For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received $44,217 on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended September 30, 1995, purchases and sales of U.S. government obligations other than short-term investments aggregated $8,697,763,991 and $9,453,920,377, respectively. There were no purchases or sales of investment securities other than U.S. government obligations during the period. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES

At September 30, 1995, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, class A, class B, class Y and class M capital stock. Transactions in capital shares were as follows:

                       YEAR ENDED SEPTEMBER 30        YEAR ENDED SEPTEMBER 30
                                1995                           1994
-------------------------------------------------------------------------------
CLASS A                  SHARES         AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------
Shares sold          20,513,586   $256,364,519     27,988,595      $366,620,412
-------------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions        10,581,956    131,699,356     13,265,583       172,473,338
-------------------------------------------------------------------------------
                     31,095,542    388,063,875     41,254,178       539,093,750
-------------------------------------------------------------------------------
Shares repurchased  (66,744,399)  (831,363,423)  (133,310,840)   (1,740,121,034)
-------------------------------------------------------------------------------
NET DECREASE        (35,648,857) $(443,299,548)   (92,056,662)  $(1,201,027,284)
-------------------------------------------------------------------------------

                       YEAR ENDED SEPTEMBER 30        YEAR ENDED SEPTEMBER 30
                                1995                           1994
-------------------------------------------------------------------------------
CLASS B                  SHARES         AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------
Shares sold          15,354,943   $191,981,320     36,373,071      $480,643,840
-------------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         5,507,748     68,384,864      6,740,193        87,303,265
-------------------------------------------------------------------------------
                     20,862,691    260,366,184     43,113,264       567,947,105
-------------------------------------------------------------------------------
Shares repurchased  (35,657,194)  (442,144,853)   (65,135,400)     (845,878,972)
-------------------------------------------------------------------------------
NET DECREASE        (14,794,503) $(181,778,669)   (22,022,136)    $(277,931,867)
-------------------------------------------------------------------------------

                                                  FOR THE PERIOD APRIL 11, 1994
                                                   (COMMENCEMENT OF OPERATIONS)
                       YEAR ENDED SEPTEMBER 30              TO SEPTEMBER 30
                                1995                             1994
-------------------------------------------------------------------------------
CLASS Y                  SHARES         AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------
Shares sold           2,236,635    $28,839,492      1,645,385       $20,599,551
-------------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           150,768      1,890,972         19,884           247,695
-------------------------------------------------------------------------------
                      2,387,403     30,730,464      1,665,269        20,847,246
-------------------------------------------------------------------------------
Shares repurchased     (621,380)    (7,851,105)      (103,235)       (1,290,305)
-------------------------------------------------------------------------------
NET INCREASE          1,766,023    $22,879,359      1,562,034       $19,556,941
-------------------------------------------------------------------------------

                                                           FOR THE PERIOD
                                                          FEBRUARY 6, 1995
                                                            (COMMENCEMENT
                                                           OPERATIONS) TO
                                                            SEPTEMBER 30
                                                                1995
-------------------------------------------------------------------------------
CLASS M                                                  SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold                                             215,216      $2,752,612
-------------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of distributions                             2,262          28,915
-------------------------------------------------------------------------------
                                                        217,478       2,781,527
-------------------------------------------------------------------------------
Shares repurchased                                      (16,150)       (209,441)
-------------------------------------------------------------------------------
NET INCREASE                                            201,328      $2,572,086
-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION

For the year ended September 30, 1995, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders. This resulted from prepayments on higher-coupon mortgage-backed securities as long-term interest rates declined early in the fiscal year, and from the fund's subsequent investments in lower coupon mortgage-backed securities. While lower-coupon securities offered a degree of protection against prepayments, their lower yields caused the fund's income to be less than was projected.

The form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995, as well as the amount of the distribution not subject to tax.

FUND INFORMATION

INVESTMENT MANAGER                       OFFICERS
Putnam Investment                        George Putnam
Management, Inc.                         President
One Post Office Square
Boston, MA 02109                         Charles E. Porter
                                         Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.                Patricia C. Flaherty
One Post Office Square                   Senior Vice President
Boston, MA 02109
                                         Lawrence J. Lasser
CUSTODIAN                                Vice President
Putnam Fiduciary Trust Company
                                         Gordon H. Silver
LEGAL COUNSEL                            Vice President
Ropes & Gray
                                         Gary N. Coburn
INDEPENDENT ACCOUNTANTS                  Vice President
Coopers & Lybrand, L.L.P.
                                         Alan J. Bankart
TRUSTEES                                 Vice President
George Putnam, Chairman
                                         Michael Martino
William F. Pounds, Vice Chairman         Vice President and Fund Manager

Jameson Adkins Baxter                    Diane D.F. Wheeler
                                         Vice President and Fund Manager
Hans H. Estin
                                         William N. Shiebler
John A. Hill                             Vice President

Elizabeth T. Kennan                      John R. Verani
                                         Vice President
Lawrence J. Lasser
                                         Paul M. O'Neil
Robert E. Patterson                      Vice President

Donald S. Perkins                        John D. Hughes
                                         Vice President and Treasurer
George Putnam, III
                                         Beverly Marcus
Eli Shapiro                              Clerk and Assistant Treasurer

A.J.C. Smith

W. Nicholas Thorndike


This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll-free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

[LOGO: PUTNAM INVESTMENTS]                                 ------------
                                                           Bulk Rate
              THE PUTNAM FUNDS                             U.S. Postage
              One Post Office Square                       PAID
              Boston, Massachusetts 02109                  Putnam
                                                           Investments
                                                           ------------




20976-032/885/689    11/95